     UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS


The following unaudited condensed pro forma financial statements (the "Pro Forma Financial Statements") are based on historical financial statements of Quality Food Centers, Inc. ("QFC") and Hughes Markets, Inc. ("Hughes") and have been prepared to illustrate the effects of the acquisition described below and the assumed financing therefore.

The unaudited condensed consolidated pro forma statement of earnings for the year ended December 30, 1995 gives effect to each of the following transactions as if such transactions had been completed as of January 1, 1995: (i) QFC's acquisition of Hughes (the "Hughes Acquisition") and certain related transactions, (ii) Hughes' sale in November 1996 of a 1% equity interest in Santee Dairies, Inc. ("Santee"), which, prior to that sale, was a 51%-owned subsidiary of Hughes, to Stater Bros. Markets ("Stater"), resulting in Santee ceasing to be a consolidated subsidiary of Hughes; and (iii) the assumed incurrence of indebtedness and issuance of common stock by QFC to finance the Hughes Acquisition. The unaudited condensed consolidated pro forma statement of earnings for the 36 weeks ended September 7, 1996 gives effect to the transactions described above as if such transactions had been completed as of December 31, 1995. The unaudited condensed consolidated pro forma balance sheet as of September 7, 1996 gives effect to the transactions described above as if such transactions had been completed on that date.

The Hughes Acquisition will be accounted for using the purchase method of accounting. The total purchase price of the acquisition will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Pro Forma Financial Statements is preliminary and is subject to adjustment, upon the receipt of, among other things, certain appraisals of the acquired assets and liabilities.

The Pro Forma Financial Statements do not purport to present the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future. The Pro Forma Financial Statements are based on certain assumptions and adjustments described in the notes hereto and should be read in conjunction therewith.
In particular, the Pro Forma Financial Statements assume that the Hughes Acquisition will be financed from the issuance by QFC of additional shares of common stock and by bank borrowings. The ability of QFC to obtain funds from the assumed issuance of common stock will be dependent upon market conditions, and there can be no assurance as to the actual number of shares which may be issued to finance the Hughes Acquisition or the price which QFC will receive for such shares. Likewise, the availability of bank borrowings to finance the Hughes Acquisition will require that QFC enter into an amended and restated bank credit facility, which it is currently negotiating with its existing bank group. Accordingly, the actual terms of any debt and equity financing used to finance the Hughes Acquisition will likely differ from the assumed terms reflected in the Pro Forma Financial Statements.

The Pro Forma Financial Statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Hughes which are included elsewhere in this Form 8-K/A and with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Financial Statements and the Notes thereto of QFC, incorporated by reference in QFC's Annual Report on Form 10-K for the year ended December 30, 1995 and included in its Quarterly Reports on Form 10-Q for the 12 weeks ended March 23, 1996, the 12 weeks ended June 15, 1996, and the 12 weeks ended September 7, 1996.

                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


                                                   HISTORICAL
                                                     HUGHES        HUGHES PRO FORMA    HUGHES
                                              SEPTEMBER 29, 1996   ADJUSTMENTS{1}   PRO FORMA
                                              -------------------  ----------------  ---------

ASSETS
Current assets:
   Cash & cash equivalents                       $  10,453,573        $   (18,767)    $ 10,434,806


   Accounts receivable                             18,175,078         (10,437,263)      7,737,815
   Inventories                                     53,966,366          (4,290,244)     49,676,122
   Prepaid expenses                                 9,291,043          (1,726,952)      7,564,091
                                                 ------------        -----------     ------------
     TOTAL CURRENT ASSETS                          91,888,060         (16,473,226)     75,412,834

   Investment in subsidiary                            --               8,649,467       8,649,467

Properties
   Land                                            43,913,243          (6,392,354)     37,520,889
   Buildings, fixtures and equipment              221,181,602         (32,976,283)    188,205,319
   Leasehold improvements                          48,384,807              --          48,384,807
   Construction in progress                        11,881,502         (11,871,502)           --
                                                 ------------        -----------     ------------
                                                  325,351,154         (51,240,139)    274,111,015
   Accumulated depreciation and amortization     (131,477,731)         24,597,258    (106,880,473)
                                                 ------------        -----------     ------------
                                                  193,873,423         (26,642,881)    167,230,542

   Property under capital leases                   19,500,023             --           19,500,023

   Leasehold Interest                               4,945,397            (464,022)      4,481,375
   Real estate held for investment                       --               --                --
   Goodwill                                              --                                  --
   Other Assets                                     5,504,397            (437,307)      5,067,090
                                                 ------------        -------------   --------------
     TOTAL ASSETS                                $315,709,300        $(35,367,969)   $280,341,331
                                                 ------------        ------------    --------------
                                                 ------------        ------------    --------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                             $  53,678,299        $(12,694,345)    $40,983,954
   Accrued liabilities                             39,893,113          (5,715,366)     34,177,747
   Current Portion Long Term Debt                   9,203,704          (5,000,000)      4,203,704
   Current Portion Capital Lease Obligation           558,572                             558,572
                                                 ------------        -----------     ------------
     TOTAL CURRENT LIABILITIES                    103,333,688         (23,409,711)     79,923,977

   Deferred Income Taxes                            8,644,496            (168,720)      8,475,776
   Other Liabilities                                6,623,359          (3,420,470)      3,202,889
   Long Term Debt                                   3,043,650                           3,043,650
   Capital Lease Obligation                        24,923,943                          24,923,943
   Minority Interest                                8,369,068          (8,369,068)          --

   Shareholders' Equity                           160,771,096                         160,771,096
                                                 ------------        -------------   ------------
     TOTAL LIABILITIES & SHAREHOLDERS' EQUITY    $315,709,300        $(35,367,969)   $280,341,331
                                                 ------------        -------------   ------------
                                                 ------------        -------------   ------------
                                                        --                --                --

                                                   HISTORICAL                              QFC/HUGHES
                                                       QFC          ACQUISITION           CONSOLIDATED
                                                SEPTEMBER 7, 1996  ADJUSTMENTS{2}    PRO FORMA (AS ADJUSTED)
                                                -----------------  ----------------  ----------------------

ASSETS
Current assets:
   Cash & cash equivalents                       $  11,570,000    $(358,833,629){2}     $  21,996,177
                                                                    100,000,000 {3}
                                                                    258,825,000 {4}
   Accounts receivable                               9,655,000                             17,392,815
   Inventories                                      35,670,000       17,068,000 {5}       102,414,122
   Prepaid expenses                                  6,442,000                             14,006,091
                                                   -----------     ------------          ------------
     TOTAL CURRENT ASSETS                           63,337,000       17,059,371           155,809,205

   Investment in subsidiary                              --                                 8,649,467

Properties
   Land                                             15,025,000                             52,545,889
   Buildings, fixtures and equipment               152,331,000       20,000,000 {5}       360,536,319
   Leasehold improvements                           43,084,000                             91,468,807
   Construction in progress                          6,927,000                              6,927,000
                                                   -----------     ------------          ------------
                                                   217,367,000       20,000,000           511,478,015
   Accumulated depreciation and amortization       (59,878,000)                          (166,758,473)
                                                   -----------     ------------          ------------
                                                   157,489,000       20,000,000           344,719,542
   Property under capital leases                                                           19,500,023

   Leasehold Interest                               27,382,000       55,000,000 {5}        86,863,375
   Real estate held for investment                   5,888,000                              5,888,000
   Goodwill                                         33,857,000      105,994,533 {5}       139,851,533
   Other Assets                                      5,657,000        1,175,000 {4}        11,899,090
                                                   -----------     ------------          ------------
     TOTAL ASSETS                                 $293,610,000     $199,228,904          $773,180,235
                                                   -----------     ------------          ------------
                                                   -----------     ------------          ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                               $ 33,414,000     $    --               $ 74,397,954
   Accrued liabilities                              27,926,000                             62,103,747
   Current Portion Long Term Debt                   18,900,000                             23,103,704
   Current Portion Capital Lease Obligation                                                   558,572
                                                   -----------     ------------          ------------
     TOTAL CURRENT LIABILITIES                      80,240,000           --               160,163,977

   Deferred Income Taxes                            11,735,000                             20,210,776
   Other Liabilities                                 6,128,000                              9,330,889
   Long Term Debt                                  131,100,000      260,000,000 {4}       394,143,650
   Capital Lease Obligation                                                                24,923,943
   Minority Interest                                      --                                     --

   Shareholders' Equity                             64,407,000     (160,771,096){2}       164,407,000
                                                                    100,000,000 {3}
                                                   -----------     ------------          ------------
     TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     $293,610,000     $199,228,904          $773,180,235
                                                   -----------     ------------          ------------
                                                   -----------     ------------          ------------
                                                         --                --                   --

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS



                      Historical                                           Historical
                        Hughes                                                  QFC                               QFC/Hughes
                    9 months ended       Hughes Pro           Hughes      36 weeks ended    Acquisition        Consolidated
                  September 29, 1996 Forma Adjustments(1)  Pro Forma    September 7, 1996  Adjustments(2)  Pro Forma (As Adjusted)
                  ----------------  --------------------- -----------    ----------------  --------------  -----------------------

Sales               $  884,733,672     $(128,658,833)  $  756,074,839    $  547,166,000  $                       $1,303,240,839
Cost of Sales
and related
occupancy
expenses               686,620,509      (112,780,391)     573,840,118       410,549,000                            984,389,118
Marketing,
general, and
administative
expenses               172,729,894       (19,163,485)     153,566,409       103,850,000     4,384,267 (6)          261,800,676
                  ----------------  ----------------   --------------    --------------    ----------            -------------
 Operating
  income                25,383,269         3,285,043       28,668,312        32,767,000    (4,384,267)              57,051,045

Interest
 income                    847,585          (316,010)         531,575           301,000       832,575
Interest
 expense                (2,821,682)          116,438       (2,705,244)       (6,901,000)  (13,103,906) (7)         (22,710,150)
                  ----------------  ----------------   --------------    --------------    ----------            -------------
 Earnings before
   income taxes         23,409,172         3,085,471       26,494,643        26,167,000    (17,488,173)             35,173,470
Total taxes
  on income             10,845,654           356,698       11,202,352         9,372,000     (4,979,484)(8)          15,594,868
                  ----------------  ----------------   --------------    --------------    ----------            -------------
 Income before
  minority
  interest              12,563,518         2,728,773       15,292,291         16,795,000   (12,508,689)             19,578,602
                  ----------------  ----------------   --------------    --------------    ----------            -------------
Equity losses                             (1,390,856)      (1,390,856)                                              (1,390,856)

Minority interest
  in subsidiary
  loss                   1,337,917        (1,337,917)           --                  --                                    --
                  ----------------  ----------------   --------------    --------------    ----------            -------------
  Net Earnings       $  13,901,435   $         --       $  13,901,435      $  16,795,000  $(12,508,689)          $  18,187,746
                  ----------------  ----------------   --------------    --------------    ----------            -------------
                  ----------------  ----------------   --------------    --------------    ----------            -------------
Earnings per
 share                                                                     $        1.14                          $       1.02
Weighted Average
 Shares
 Outstanding                                                                  14,766,000     3,007,519 (3)          17,773,519



UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS




                  Historical                                        Historical
                   Hughes                                              QFC                                    QFC/Hughes
              Fiscal Year Ended   Hughes Pro Forma    Hughes      Fiscal Year Ended     Acquisition         Consolidated
               March 3, 1996        Adjustments {1}  Pro Forma    December 30, 1995    Adjustments {2}   Pro Forma (As Adjusted)
              -----------------   -----------------  ---------    -----------------    ---------------   -----------------------

Sales         $1,147,447,465      $(161,677,861)      $985,769,604 $729,855,999        $                   $1,715,625,603
Cost of
 Sales
 and
 related
 occupancy
 expenses        901,951,393       (139,446,271)       762,505,122  550,434,224                             1,312,939,346


Marketing,
 general,
 and
 administative
 expenses        215,234,435        (24,007,992)       191,226,443   136,644,381         5,845,689 {6}        333,716,513
                ------------       --------------      ------------  -----------         -------------       ------------
  Operating
   income         30,261,637          1,776,402         32,038,039    42,777,394        (5,845,689)            68,969,744

Interest income    1,271,754           (602,002)           669,752       501,249                                1,171,001
Interest expense  (4,335,433)            50,446         (4,284,987)  (9,639,405)      (17,471,875){7}        (31,396,267)
Other expense           --                  --                 --    (1,400,000)                              (1,400,000)
                ------------       --------------      ------------  -----------         -------------       ------------

  Earnings
   before income
   taxes          27,197,958           1,224,846         28,422,804   32,239,238       (23,317,564)            37,344,478

Total taxes
 on income        11,382,473             472,178         11,854,651  [12,023,000]       (6,639,312){8}         17,238,339
                ------------       --------------      ------------  -----------         -------------       ------------
  Income before
   minority
   interest       15,815,485             752,668         16,568,153   20,216,238       (16,678,252)            20,106,139
                ------------       --------------      ------------  -----------         -------------       ------------
Equity losses                           (383,635)          (383,635)                                             (383,635)

Minority interest
 in subsidiary
 loss                369,033            (369,033)              --            --                                      --
                ------------       --------------      ------------  -----------         -------------       ------------
   Net Earnings $ 16,184,518      $       --          $ 16,184,518  $ 20,216,238       $(16,678,252)         $ 19,722,504
                ------------       --------------      ------------  -----------         -------------       ------------
                ------------       --------------      ------------  -----------         -------------       ------------

Earnings per
 share                                                              $       1.28                             $       1.05
Weighted average
 shares
 outstanding                                                          15,830,000         3,007,519{3}         18,837,519


        NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS

{1} Gives effect to the sale by Hughes to Stater in November 1996 of a 1% equity interest in Santee, resulting in (A) Hughes (which previously owned 51% of Santee) and Stater (which previously owned 49% of Santee) each becoming 50% owners of Santee and (B) Santee ceasing to be a consolidated subsidiary of Hughes and being reflected in the accompanying Pro Forma Financial Statements using the equity method of accounting.


{2} Gives effect to (i) the assumed incurrence of $260,000,000 of indebtedness and the assumed issuance of approximately $105,000,000 of common stock by QFC to finance the Hughes Acquisition, and (ii) the consummation of the Hughes Acquisition at an assumed purchase price (the "purchase price") of $358,833,629 ($360,000,000 equity value less $956,701 of shareholder loans and $209,670 preferred stock redemption) and the allocation of the purchase price to tangible and intangible assets. The Hughes purchase price is subject to certain adjustments pursuant to the merger agreement with Hughes and the actual purchase price may differ from such assumed purchase price, which would also affect the amount of financing required for the Hughes Acquisition. In addition, the ultimate financing structure has not yet been finalized and the structure presented is based upon QFC management's estimate of the ultimate structure at this time. The actual type, amount and cost of such financing is subject to market conditions and will likely differ from the assumed financing structure reflected herein.


{3} Gives effect to the assumed issuance of 3,007,519 shares of QFC common stock at an assumed price of $35.00 per share net of estimated issuance costs of $5,263,165, for net proceeds of $100,000,000. The actual net proceeds, if any, received from the assumed issuance of common stock, as well as the actual number of shares, if any, which may be issued, will depend on market conditions at the time, and therefore the number of shares issued and the price per share will likely differ from the assumed amounts set forth in this note.

{4} Gives effect to the estimated borrowings of $260,000,000 under the assumed terms of an amended and restated bank credit facility and related estimated deferred financing and other fees of $1,175,000. The fees will be amortized based on the life of the related debt. The debt has an assumed interest rate of 6.625%, the rate of interest under QFC's existing $220,000,000 bank credit facility as of December, 1996. QFC is currently negotiating the terms of such amended and restated credit facility with its bank group, and the availability of borrowings thereunder to finance the Hughes Acquisition is subject to QFC and the banks entering into such facility. In addition, borrowings under such facility will likely bear interest at fluctuating rates based on certain indices and therefore will likely differ from the foregoing assumed interest rate, and will in any event fluctuate over the term of such borrowings.


{5} Gives effect to the estimated write-up to estimated fair value of Hughes property, plant, and equipment and leasehold interest as of the date of the Hughes Acquisition, the elimination of Hughes historical LIFO reserves, and the excess of the estimated Hughes purchase price over the fair value of the net tangible assets acquired.

{6} Gives effect to the additional depreciation and amortization expense resulting from the allocation of the estimated Hughes purchase price to the assets acquired, including an increase in property, plant, and equipment, leasehold interest, and identifiable intangible assets to their estimated fair market values and the recording of goodwill associated with the acquisition. Goodwill is amortized over 40 years.


{7} Gives effect to the estimated interest expense on the $260,000,000 in estimated borrowings plus the amortization of deferred financing fees and other bank fees referred to in note 4 above.


{8} Gives effect to the adjustment for federal and state income taxes at a statutory rate of 38%, adjusted to include non-deductible amortization, estimated to be approximately $5,845,689 for the year ended December 30, 1995 and $4,384,267 for the 36 weeks ended September 7, 1996.